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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             -------------------


                                   FORM 8-K

                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                                July 16, 1996
- - -------------------------------------------------------------------------------
             Date of Report (Date of earliest event reported)

                       360 COMMUNICATIONS COMPANY
- - --------------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)





      Delaware                   1-14108                47-0649117
- - -----------------------  --------------------  --------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



            8725 W. Higgins Road, Chicago, Illinois 60631
- - -------------------------------------------------------------------------------
       (Address of principal executive offices)    (Zip Code)

                           (312) 399-2500
- - -------------------------------------------------------------------------------
           (Registrant's telephone number, including area code)





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Item 5.  Other Events.

         On July 16, 1996, 360 Communications Company (the "Company")issued a press release announcing the consolidated operating results of the Company and its subsidiaries for the second quarter of 1996. The Company also announced its plans to begin offering Code Division Multiple Access digital technology to its Las Vegas customers in early August 1996. A copy of the press release is attached hereto as Exhibit 1.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit 1:   Press Release issued by 360 Communications Company on
                      July 16, 1996 regarding the consolidated operating results of 360 Communications Company and its subsidiaries for the second quarter of 1996 and its plans to begin offering Code Division Multiple Access digital technology to its Las Vegas customers in early August 1996.








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                                 SIGNATURE


   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        360 Communications Company



                                             /s/ Gary L. Burge
                                        By:____________________________________
                                             Gary L. Burge
                                             Senior Vice President - Finance
Date: July 16, 1996










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                              EXHIBIT INDEX



Exhibit
 No.                     Description of Exhibits
- - ---                      -----------------------


1 Press Release issued by 360 Communications Company on July 16, 1996 regarding the consolidated operating results of 360 Communications Company and its subsidiaries for the second quarter of 1996 and its plans to begin offering Code Division Multiple Access digital technology to its Las Vegas customers in early August 1996.








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360 Communications....Corporate Communications....8725 W. Higgins Road
Chicago, Illinois 60631....(312)399-2200



MEDIA:                                                 FOR IMMEDIATE RELEASE
Margaret Kirch Cohen
(312) 399-2385

ANALYSTS:
Dave Gould
(312) 399-2284

        360 COMMUNICATIONS REPORTS RECORD SECOND QUARTER RESULTS

           Will Deploy CDMA in Las Vegas in Early August

     Chicago, July 16,1996 -- For the second consecutive quarter since becoming an independent company, 360 Communications (NYSE:XO) today reported record quarterly results driven by record revenue and operating cash flow.
     Revenue rose 31 percent in the second quarter of 1996 to a record $274.2 million, up from $208.9 million in the second quarter of 1995. Cellular service revenue during the second quarter was a record $263.6 million, up 34 percent over $196.5 million during the same period in 1995.
        360 Communications reported record operating cash flow levels of $102.9 million during the second quarter, a 52 percent increase over $67.7 million reported in the second quarter of 1995. Operating cash flow, as a percentage of cellular service revenues, reached 39.1 percent, compared with 34.5 percent in the second quarter of 1995. The company also posted record operating income of $67.8 million, a 69 percent increase over 1995.
        For the second quarter, 360 reported record net income of $24.3 million, or 21 cents per share, compared with a loss of $758,000, or a loss of 1 cent per share, during the second quarter of 1995.
        "Our strong second quarter results demonstrate that we are squarely on track to meet our business objectives for the year and are firmly positioned for the future," said Dennis Foster, president and chief executive officer of 360 Communications. "We have moved quickly and aggressively to establish our new brand identity in our markets, and we continue to be pleased with the success of our new name and logo," Foster said.
        360 Communications added 107,320 new customers during the second quarter of 1996, closing the period with more than 1.75 million customers, up 41 percent from the second quarter of 1995. Excluding 46,600 customers obtained through acquisitions in the first quarter, the company added 201,925 customers during the first six months of 1996.
        360 reported an average market penetration rate of 8.4 percent during the second quarter of 1996, up from 6.3 percent in the second quarter of 1995. 360 Communications' market penetration rate, as well as its penetration gain, is expected to be among the best in the industry.
         Also during the second quarter, 360 Communications announced it had signed a definitive agreement to acquire Independent Cellular Network's
(ICN) cellular operations. This major acquisition includes ICN's interests in 20 markets, representing 3.2 million potential customers (net POPs) in Pennsylvania, Ohio, Kentucky and West Virginia and is expected to be completed during 1996.
         The company also said it plans to begin offering Code Division Multiple Access (CDMA) digital technology to new and existing Las Vegas customers in early August 1996. The deployment follows a six month long trial in Las Vegas.
         "The ICN acquisition further strengthens our clustering strategy. The ICN markets are adjacent to our existing markets and the acquisition will instantly provide expansion of coverage for our customers," Foster said. "In Las Vegas, we've been testing and perfecting CDMA technology and we're excited about offering the service in one of the country's most highly penetrated mobile phone markets."
         Chicago-based 360 Communications provides wireless voice and data services to more than 1.75 million customers in nearly 100 markets in Alabama, Florida, Illinois, Indiana, Iowa, Nevada, New Mexico, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas and Virginia. In addition to the New York Stock Exchange, 360 Communications' stock is listed on the Chicago and Pacific stock exchanges under the symbol XO.


                                  ###


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


                             360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                        (Thousands of Dollars)


                                                                         For the Three Months
                                                                            Ended June 30,
                                                            ----------------------------------------
                                                                  1996                    1995
                                                            --------------          ----------------
OPERATING REVENUES
Cellular Service Revenues                                   $     263,560           $       196,478
Equipment Sales                                                    10,613                    12,417
                                                            --------------          ----------------
     Total Operating Revenues                                     274,173                   208,895
                                                            --------------          ----------------

OPERATING EXPENSES
Cost of Service                                                    22,205                    18,181
Cost of Equipment Sales                                            23,224                    24,437
Other Operations Expense                                           11,783                     8,930
Selling, General, Administrative and Other Expenses               114,023                    89,638
Depreciation and Amortization                                      35,157                    27,502
                                                            --------------          ----------------
     Total Operating Expenses                                     206,392                   168,688
                                                            --------------          ----------------

OPERATING INCOME                                                   67,781                    40,207
Interest Expense                                                  (24,274)                  (31,864)
Minority Interests in Net Income
   of Consolidated Entities                                       (13,861)                   (8,895)
Equity in Net Income of Unconsolidated
   Entities                                                        14,348                     7,455
Other Income (Expense), net                                          (137)                       53
                                                            --------------          ----------------
Income (Loss) Before Income Taxes                                  43,857                     6,956
Income Tax Expense                                                 19,573                     7,714
                                                            --------------          ----------------
     Net Income (Loss)                                      $      24,284           $          (758)
                                                            ==============          ================

Net Income (Loss) per Share (in Dollars)                    $        0.21           $         (0.01) <F1>
                                                            ==============          ================

Weighted Average Shares
   Outstanding, in thousands                                      117,066                   116,725  <F1>
                                                            ==============          ================

<F1>
(1) In 1995 Net Income (Loss) per Share has been calculated based upon the number of Sprint Corporation weighted average shares outstanding for each respective period, adjusted for a conversion ratio of 1 share of 360 Common Stock to 3 shares of Sprint Common Stock.


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


                           360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                               CONSOLIDATED STATEMENTS OF OPERATIONS

                                     (Thousands of Dollars)


                                                                          For the Six Months
                                                                            Ended June 30,
                                                            ----------------------------------------
                                                                  1996                    1995
                                                            --------------          ----------------
OPERATING REVENUES
Cellular Service Revenues                                   $     494,314           $       364,556
Equipment Sales                                                    19,554                    23,814
                                                            --------------          ----------------
     Total Operating Revenues                                     513,868                   388,370
                                                            --------------          ----------------

OPERATING EXPENSES
Cost of Service                                                    44,344                    33,001
Cost of Equipment Sales                                            41,667                    45,675
Other Operations Expense                                           24,326                    17,832
Selling, General, Administrative and Other Expenses               221,173                   167,083
Depreciation and Amortization                                      68,154                    54,286
                                                            --------------          ----------------
     Total Operating Expenses                                     399,664                   317,877
                                                            --------------          ----------------

OPERATING INCOME                                                  114,204                    70,493
Interest Expense                                                  (54,102)                  (62,705)
Minority Interests in Net Income
   of Consolidated Entities                                       (24,325)                  (16,915)
Equity in Net Income of Unconsolidated
   Entities                                                        24,020                    11,563
Other Income(Expense), net                                            322                        48
                                                            --------------          ----------------
Income (Loss) Before Income Taxes                                  60,119                     2,484
Income Tax Expense                                                 28,855                     9,161
                                                            --------------          ----------------
     Net Income (Loss)                                      $      31,264           $        (6,677)
                                                            ==============          ================

Net Income (Loss) per Share (in Dollars)                    $        0.27           $         (0.06)<F1>
                                                            ==============          ================

Weighted Average Shares
   Outstanding, in thousands                                      117,048                   116,549 <F1>
                                                            ==============          ================


<F1>
(1) In 1995 Net Income (Loss) per Share has been calculated based upon the number of Sprint Corporation weighted average shares outstanding for each respective period, adjusted for a conversion ratio of 1 share of 360 Common Stock to 3 shares of Sprint Common Stock.



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


                         360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                                      OPERATING DATA

                       (Thousands of Dollars, Except per Customer Data)




                                                                    For the Three Months Ended
                                                                        and as of June 30,
                                                         --------------------------------------------------
                                                               1996                        1995
                                                         -----------------            ----------------
EBITDA (in thousands)                                     $    102,938               $     67,709
EBITDA Margin (% of Total Revenue)                              37.54%                     32.41%
EBITDA Margin (% of Celluar Service Revenue)                    39.06%                     34.46%
Capital Expenditures (in thousands)                       $     87,166               $    128,438
Controlled POPs                                             20,938,734                 19,670,534
Controlled Customers                                         1,750,329                  1,241,282
Gross Customer Additions                                       199,204                    174,646
Net Customer Additions                                         107,320                    116,443
Average Customers                                            1,698,446                  1,179,486
Churn                                                            1.80%                      1.72%
Penetration                                                      8.36%                      6.31%
Service Revenue per Average Customer per Month            $      51.73               $      55.53
Cost to Acquire a New Customer                            $        250               $        215







                                                                     For the Six Months Ended
                                                                        and as of June 30,
                                                         --------------------------------------------------
                                                               1996                         1995
                                                         -----------------             ----------------
EBITDA (in thousands)                                     $    182,358                $     124,779
EBITDA Margin (% of Total Revenue)                              35.49%                       32.13%
EBITDA Margin (% of Celluar Service Revenue)                    36.89%                       34.23%
Capital Expenditures (in thousands)                       $    143,942                $     178,732
Controlled POPs                                             20,938,734                   19,670,534
Controlled Customers <F1>                                    1,750,329                    1,241,282
Gross Customer Additions <F2>                                  377,790                      314,577
Net Customer Additions <F2>                                    201,925                      201,293
Average Customers                                            1,627,719                    1,128,737
Churn                                                            1.80%                        1.74%
Penetration                                                      8.36%                        6.31%
Service Revenue per Average Customer per Month            $      50.61                $       53.83
Cost to Acquire a New Customer                            $        262                $         213



<F1>
(1) Controlled Customers include 46,647 customers added through acquisitions which were completed in the first quarter of 1996.
<F2>
(2) The 1996 amounts exclude customer base acquired.




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

                        360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                                CONSOLIDATED BALANCE SHEETS

                                   (Thousands of Dollars)



                                                          June 30,             December 31,
                                     ASSETS                 1996                  1995
                                     ------            -------------         -------------
Current Assets
Cash and Cash Equivalents                              $      28,607         $      19,023
Accounts Receivable, less allowances
  of $3,780 and $2,370, respectively                          86,275                68,087
Other Receivables                                             28,592                29,799
Unbilled Revenue                                              34,909                23,481
Inventory                                                     16,731                19,576
Other                                                          7,666                 6,604
                                                       --------------        --------------
    Total Current Assets                                     202,780               166,570
                                                       --------------        --------------

Property, Plant and Equipment                              1,315,369             1,151,157
Less: Accumulated Depreciation                               364,580               300,703
                                                       --------------        --------------
Property, Plant and Equipment, net                           950,789               850,454
                                                       --------------        --------------

Investments in Unconsolidated Entities                       333,851               318,287
Intangibles, net                                             709,363               632,756
Other Assets                                                  20,210                 5,179
                                                       --------------        --------------

  Total Assets                                         $   2,216,993         $   1,973,246
                                                       ==============        ==============


                       LIABILITIES AND SHAREOWNERS' EQUITY
                       -----------------------------------

Current Liabilities
Trade Accounts and Other Payables                      $     141,462         $     111,770
Advance Billings                                              23,949                20,559
Accrued Taxes                                                 32,589                19,690
Short Term Debt                                               24,950                  ---
Accrued Agent Commissions                                      7,170                15,417
Other                                                         31,336                27,092
                                                       --------------        --------------
    Total Current Liabilities                                261,456               194,528
                                                       --------------        --------------

Long Term Debt                                             1,387,662                  ---
Advances From and Notes to Affiliates                           ---              1,517,729
                                                       --------------        --------------

Deferred Credits and Other Liabilities
Deferred Income Taxes                                        103,741                99,168
Postretirement and Other Benefit Obligations                   5,871                12,859
                                                       --------------        --------------
    Total Deferred Credits and Other Liabilities             109,612               112,027
                                                       --------------        --------------

Minority Interests in Consolidated Entities                  171,596               146,894
                                                       --------------        --------------

Shareowners' Equity                                          286,667                 2,068
                                                       --------------        --------------

   Total Liabilities and Shareowners' Equity          $    2,216,993         $   1,973,246
                                                       ==============        ==============




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

                         360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                            CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  (Thousands of Dollars)



                                                                     For the Six Months
                                                                       Ended June 30,
                                                            ------------------------------------
                                                                  1996                 1995
                                                            ---------------       --------------
Operating Activities
Net Income (Loss)                                           $       31,264        $      (6,677)
Adjustments to Reconcile Net Income (Loss) to Net
  Cash Provided by Operating Activities
     Depreciation and Amortization                                  68,154               54,286
     Deferred Income Taxes                                          11,919                7,294
     Equity in Net Income of Unconsolidated
       Entities, net of distributions                              (14,891)                 529
     Minority Interests in Net Income of
       Consolidated Entities                                        24,325               16,915
     Changes in Operating Assets and Liabilities
        Receivables, net                                           (12,010)               4,618
        Other Current Assets                                        (6,529)               8,746
        Accounts Payable                                            26,573               14,448
        Accrued Expenses and Other
            Current Liabilities                                      7,759              (12,126)
        Noncurrent Assets and Liabilities, net                         255                  588
     Other, net                                                         (2)                (522)
                                                            ---------------       --------------
Net Cash Provided by Operating Activities                          136,817               88,099
                                                            ---------------       --------------

Investing Activities
Capital Expenditures                                              (143,942)            (178,732)
Acquisitions                                                      (109,642)                ---
Investment in Unconsolidated Entities and Other                     (2,476)              (3,552)
                                                            ---------------       --------------
Net Cash Used by Investing Activities                             (256,060)            (182,284)
                                                            ---------------       --------------

Financing Activities
Net Borrowings under Bank Revolving Credit                         473,658                 ---
Increase (Decrease) in Advances from Affiliates                 (1,400,000)             113,874
Proceeds from Long-Term Debt Borrowings                            900,000                 ---
Net Short Term Borrowings                                           24,950                 ---
Equity Contributions                                               132,697                 ---
Contributions from Minority Investors                                4,597                3,903
Distributions to Minority Investors                                 (7,075)              (3,537)
                                                            ---------------       --------------
Net Cash Provided by Financing Activities                          128,827              114,240
                                                            ---------------       --------------

Increase in Cash and Cash Equivalents                                9,584               20,055
Cash and Cash Equivalents at Beginning of Period                    19,023                5,527
                                                            ---------------       --------------
Cash and Cash Equivalents at End of Period                  $       28,607        $      25,582
                                                            ===============       ==============





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July 16, 1996



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention: Filing Desk, Stop 1-4

Re:     Current Report on Form 8-K of 360 Communications Company

Ladies and Gentlemen:

On  behalf  of  360 Communications  Company  (the  "Company"),   I  am
transmitting herewith for filing with the Commission pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, a copy of the Company's Current Report on Form 8-K, with attached exhibit, relating to events reported as of July 16, 1996.

Very truly yours,



William M. Kochlefl
Senior Attorney



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